Exhibit 99.3

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR    YEAR-TO-DATE  VS PRIOR YTD
                                                                    ---------     ---------     ---------     ---------   ------------  ------------

    EARNINGS CONTRIBUTION BY SUBSIDIARY ($ MILLIONS)

1      Arizona Public Service                                       $      32                                               $      32     $     (33)
2      Pinnacle West Energy                                                 1                                                       1             1
3      APS Energy Services                                                  2                                                       2            10
4      SunCor                                                               2                                                       2             2
5      El Dorado                                                           --                                                      --            (1)
6      Parent Company                                                      17                                                      17            13
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

7         Income Before Accounting Change                                  54                                                      54            (8)

       Cumulative Effect of Change in Accounting -
8         Net of Tax                                                       --                                                      --             3
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

9         Net Income                                                $      54                                               $      54     $      (5)
                                                                    =========     =========     =========     =========     =========     =========

    EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10     Arizona Public Service                                       $    0.37                                               $    0.37     $   (0.39)
11     Pinnacle West Energy                                              0.01                                                    0.01          0.01
12     APS Energy Services                                               0.03                                                    0.03          0.13
13     SunCor                                                            0.02                                                    0.02          0.01
14     El Dorado                                                           --                                                      --         (0.01)
15     Parent Company                                                    0.20                                                    0.20          0.15
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

16        Income Before Accounting Change                                0.63                                                    0.63         (0.10)

       Cumulative Effect of Change in Accounting -
17        Net of Tax                                                       --                                                      --          0.03
                                                                    ---------     ---------     ---------     ---------     ---------     ---------

18        Net Income                                                $    0.63                                               $    0.63     $   (0.07)
                                                                    =========     =========     =========     =========     =========     =========

19  BOOK VALUE PER SHARE                                            $   30.06                                               $   30.06     $    1.23

    COMMON SHARES OUTSTANDING - DILUTED (THOUSANDS)
20     Average                                                         84,884                                                  84,884           (82)
21     End of Period                                                   84,789                                                  84,789            71

See Glossary of Terms.

                                                          Last Updated 4/16/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR    YEAR-TO-DATE  VS PRIOR YTD
                                                                    ---------     ---------     ---------     ---------   ------------  ------------
    ELECTRIC OPERATING REVENUES
       (DOLLARS IN MILLIONS)
    Retail
22     Residential                                                  $     171                                               $     171     $      (2)
23     Business                                                           195                                                     195            (4)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
24        Total retail                                                    366                                                     366            (6)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Wholesale revenue on delivered electricity
25     Traditional contracts                                                2                                                       2           (24)
26     Retail load hedge management                                         2                                                       2            (3)
       Marketing and trading -- delivered
27        Generation sales other than native load                           8                                                       8           (79)
28        Other delivered electricity (a)                                 185                                                     185          (174)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
29        Total delivered marketing and trading                           193                                                     193          (253)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
30     Total delivered wholesale electricity                              197                                                     197          (280)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Other marketing and trading
       Realized margins on delivered commodities
31        other than electricity (a)                                        4                                                       4             9
       Prior period mark-to-market (gains) losses on
32        contracts delivered during current period (a)                   (22)                                                    (22)          (28)
       Change in mark-to-market for
33        future-period deliveries                                         25                                                      25           (22)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
34     Total other marketing and trading                                    7                                                       7           (41)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
35  Transmission for others                                                 6                                                       6             2
36  Other miscellaneous services                                            4                                                       4            (2)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
37        Total electric operating revenues                         $     580                                               $     580     $    (327)
                                                                    =========     =========     =========     =========     =========     =========

    ELECTRIC SALES (GWH)

    Retail sales
38     Residential                                                      2,141                                                   2,141            19
39     Business                                                         2,771                                                   2,771           (53)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
40        Total retail                                                  4,912                                                   4,912           (34)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Wholesale electricity delivered                                                                                                                                                                                                        -
41     Traditional contracts                                               71                                                      71          (498)
42     Retail load hedge management                                       158                                                     158            83
       Marketing and trading -- delivered
43        Generation sales other than native load                         376                                                     376          (247)
44        Other delivered electricity                                   3,836                                                   3,836           786
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
45        Total delivered marketing and trading                         4,212                                                   4,212           539
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
46     Total delivered wholesale electricity                            4,441                                                   4,441           124
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
47        Total electric sales                                          9,353                                                   9,353            90
                                                                    =========     =========     =========     =========     =========     =========

----------
(a)  The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $22 million was transferred to "realized" for the first quarter of 2002. Lines 28 and 31 include amounts totaling $22 million of realized revenues for the first quarter of 2002.

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR    YEAR-TO-DATE  VS PRIOR YTD
                                                                    ---------     ---------     ---------     ---------   ------------  ------------
    MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS
       (DOLLARS IN  MILLIONS)

    REALIZED AND MARK-TO-MARKET COMPONENTS
    Current Period Effects
       Realized margin on delivered commodities
          Electricity
48          Generation sales other than native load                 $       2                                               $       2     $     (46)
49          Other electricity marketing and trading (a)                    33                                                      33            29
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
50          Total electricity                                              35                                                      35           (17)
51        Other commodities (a)                                             4                                                       4             9
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
52        Total realized margin                                            39                                                      39            (8)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
       Prior-period mark-to-market (gains) losses on contracts
          delivered during current period
53        Electricity (a)                                                 (16)                                                    (16)          (17)
54        Other commodities (a)                                            (6)                                                     (6)          (18)
          Charge related to trading activities with Enron
55           and its affiliates                                            --                                                      --            --
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
56        Subtotal                                                        (22)                                                    (22)          (35)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
57     Total current period effects (b)                                    17                                                      17           (43)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Change in mark-to-market gains (losses) for
       future period deliveries (b)
58     Electricity                                                         25                                                      25           (20)
59     Other commodities                                                   (2)                                                     (2)           (4)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
60     Total future period effects                                         23                                                      23           (24)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
61  Total gross margin                                              $      40                                               $      40     $     (67)
                                                                    =========     =========     =========     =========     =========     =========

    BY COMMODITY SOLD OR TRADED

62  Electricity                                                     $      45                                               $      45     $     (53)
63  Natural gas                                                            (5)                                                     (5)           (2)
64  Coal                                                                   (1)                                                     (1)          (15)
65  Emission allowances                                                     1                                                       1             3
66  Other                                                                  --                                                      --            --
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
67     Total gross margin                                           $      40                                               $      40     $     (67)
                                                                    =========     =========     =========     =========     =========     =========

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of March 31, 2002, Pinnacle West had accumulated mark-to-market net gains of
$139 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2002, $24 million; 2003, $26 million; 2004, $27 million; 2005 and thereafter, $62 million.

----------
(a)  The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 57 and in line 61 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 49. The opposites of amounts included in line 54 are included in line 51. For example, line 53 shows that a prior-period mark-to-market gain of $16 million was transferred to "realized" for the first quarter of 2002. A $16 million realized gain is included in the $33 million on line 49 for the first quarter of 2002.
(b)  Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR    YEAR-TO-DATE  VS PRIOR YTD
                                                                    ---------     ---------     ---------     ---------   ------------  ------------
    AVERAGE ELECTRIC CUSTOMERS

    Retail customers
68     Residential                                                    801,000                                                 801,000        25,683
69     Business                                                        99,335                                                  99,335         2,113
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
70        Total                                                       900,335                                                 900,335        27,796
71  Wholesale customers                                                    67                                                      67            (1)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
72        Total customers                                             900,402                                                 900,402        27,795
                                                                    =========     =========     =========     =========     =========     =========

73  Customer Growth (% over prior year)                                   3.2%                                                    3.2%         (0.8)%

    RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

74  Residential                                                         2,164                                                   2,164           127
75  Business                                                            2,774                                                   2,774           (51)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
76        Total                                                         4,938                                                   4,938            76
                                                                    =========     =========     =========     =========     =========     =========

    RETAIL ELECTRICITY USAGE
       (KWH/AVERAGE CUSTOMER)

77  Residential                                                         2,673                                                   2,673           (64)
78  Business                                                           27,896                                                  27,896        (1,151)

    RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
       (KWH/AVERAGE CUSTOMER)

79  Residential                                                         2,702                                                   2,702            74
80  Business                                                           27,926                                                  27,926        (1,132)

    ELECTRICITY DEMAND (MW)

81  System peak demand                                                  3,708                                                   3,708            47

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR    YEAR-TO-DATE  VS PRIOR YTD
                                                                    ---------     ---------     ---------     ---------   ------------  ------------
    ENERGY SOURCES (GWH)

    Generation production
82     Nuclear                                                          2,257                                                   2,257            (4)
83     Coal                                                             2,890                                                   2,890           (11)
84     Gas, oil and other                                                 337                                                     337          (670)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
85        Total                                                         5,484                                                   5,484          (685)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
    Purchased power
86     Firm load                                                          429                                                     429           259
87     Marketing and trading                                            3,993                                                   3,993           867
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
88        Total                                                         4,422                                                   4,422         1,126
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
89        Total energy sources                                          9,906                                                   9,906           441
                                                                    =========     =========     =========     =========     =========     =========

    POWER PLANT PERFORMANCE

    Capacity Factors
90     Nuclear                                                             96%                                                     96%            0%
91     Coal                                                                78%                                                     78%            0%
92     Gas, oil and other                                                  12%                                                     12%          (27)%
93     System average                                                      62%                                                     62%           (9)%

    Generation Capacity Out of Service (average MW/day)
94     Nuclear                                                             62                                                      62             5
95     Coal                                                               184                                                     184          (100)
96     Gas                                                                 12                                                      12           (24)
97        Total                                                           258                                                     258          (118)

98  Generation Fuel Cost ($/MWh)                                    $   11.57                                               $   11.57     $   (8.07)

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                                          INCREASE
                                                                                                                                         (DECREASE)
Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR    YEAR-TO-DATE  VS PRIOR YTD
                                                                    ---------     ---------     ---------     ---------   ------------  ------------
    ENERGY MARKET INDICATORS (a)

    Electricity Average Daily Spot Prices ($/MWh)
       On-Peak
99        Palo Verde                                                $   26.86                                               $   26.86     $ (187.35)
100       SP15                                                      $   28.46                                               $   28.46     $ (191.20)
       Off-Peak
101       Palo Verde                                                $   22.17                                               $   22.17     $ (108.23)
102       SP15                                                      $   22.76                                               $   22.76     $ (137.04)

    WEATHER INDICATORS

    Actual
103    Cooling degree-days                                                 89                                                      89           (17)
104    Heating degree-days                                                472                                                     472          (185)
105    Average humidity                                                    28%                                                     28%          (22)%
    10-Year Averages
106    Cooling degree-days                                                 71                                                      71            --
107    Heating degree-days                                                556                                                     556            --
108    Average humidity                                                    45%                                                     45%            0%

    ECONOMIC INDICATORS

    Building Permits -- Metro Phoenix (b) (d)
109    Single-family                                                    6,983                                                   6,983          (493)
110    Multi-family                                                     1,094                                                   1,094        (2,043)
                                                                    ---------     ---------     ---------     ---------     ---------     ---------
111       Total                                                         8,077                                                   8,077        (2,536)
                                                                    =========     =========     =========     =========     =========     =========

    Arizona Job Growth  (c) (d)
112    Payroll job growth (% over prior year)                            (1.3)%                                                  (1.3)%        (4.0)%
113    Unemployment rate (%, seasonally adjusted)                         5.8%                                                    5.8%          0.9%

Sources:

----------
(a)  This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security
(d)  The economic indicators reflect three month ended February 2002.

See Glossary of Terms.